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                                                                Exhibit 10.56

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Dr. Manfred G. Krukemeyer (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors

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or otherwise and this Indemnity Agreement is being entered into pursuant to the
Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:


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           (i)   the Board of Directors of the Company, by the vote of a
majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

          (iii)   the shareholders of the Company; or

          (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

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Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and

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expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall

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nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

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     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.


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     Section 19.  Counterparts.  This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                     PARACELSUS HEALTHCARE CORPORATION

                                     By: \s\ MANFRED G. KRUKEMEYER
                                         -------------------------------
                                         Name:   Manfred G. Krukemeyer
                                         Title:  Chairman


                                         Manfred G. Krukemeyer
                                         -------------------------------
                                         INDEMNITEE

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INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Robert C. Joyner (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                          PARACELSUS HEALTHCARE CORPORATION

                                          By: \s\ ROBERT C. JOYNER
                                             -------------------------------
                                             Name:   Robert C. Joyner
                                             Title:  Sr. Vice President


                                             Robert C. Joyner
                                             -------------------------------
                                             INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Angelo R. Mozilo (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                     PARACELSUS HEALTHCARE CORPORATION

                                     By: \s\ ANGELO R. MOZILO
                                         -------------------------------
                                         Name:   Angelo R. Mozilo
                                         Title:  Board Member


                                         Angelo R. Mozilo
                                         -------------------------------
                                         INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and David R. Topper (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                           PARACELSUS HEALTHCARE CORPORATION

                                           By: \s\ ROBERT C. JOYNER
                                               -------------------------------
                                               Name:   Robert C. Joyner
                                               Title:  Senior Vice President


                                               David R. Topper
                                               -------------------------------
                                               INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and George Asbell (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

     (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

     (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

     (iii)   the shareholders of the Company; or

     (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

         ----------------------------
         ----------------------------
         ----------------------------

     with a copy to:

         ----------------------------
         ----------------------------
         ----------------------------

     If to the Company:

         Paracelsus Healthcare Corporation
         515 West Greens Road, Suite 800
         Houston, TX  77067
         Attention: Robert C. Joyner
                    Vice President and General Counsel

     with a copy to:

         Skadden, Arps, Slate, Meagher & Flom
         300 South Grand Avenue, Suite 3400
         Los Angeles, California  90071
         Attention: Thomas C. Janson, Jr.
         Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                    PARACELSUS HEALTHCARE CORPORATION

                                    By: \s\ ROBERT C. JOYNER
                                        -------------------------------
                                        Name:   Robert C. Joyner
                                        Title:  Senior Vice President


                                        George Asbell
                                        -------------------------------
                                        INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Michael
M. Brooks (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

     PARACELSUS HEALTHCARE CORPORATION

     By: \s\ MICHAEL R. BROOKS
         -------------------------------
         Name:   Michael R. Brooks
         Title:  Vice President, Acquisitions


         Michael R. Brooks
         -------------------------------
         INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Lawrence
A. Humphrey (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                      PARACELSUS HEALTHCARE CORPORATION

                                      By: \s\ LAWRENCE HUMPHREY
                                          -------------------------------
                                          Name:   Lawrence Humphrey
                                          Title:  Sr. Vice Pres., Corp Finance


                                          Lawrence Humphrey
                                          -------------------------------
                                          INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Gary Hubschman (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                   PARACELSUS HEALTHCARE CORPORATION

                                   By: \s\ GARY HUBSCHMAN
                                       -------------------------------
                                       Name:   Gary Hubschman
                                       Title:  Senior Vice President,
                                       Operations Finance & Support


                                       Gary Hubschman
                                       -------------------------------
                                       INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Daryl J. White (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                         PARACELSUS HEALTHCARE CORPORATION

                                         By: \s\ DARYL J. WHITE
                                            ------------------------------
                                            Name:   Daryl J. White
                                            Title:  Board Member


                                            Daryl J. White
                                            ------------------------------
                                            INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and James A. Conroy (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                        PARACELSUS HEALTHCARE CORPORATION

                                        By: \s\ JAMES A. CONROY
                                            -------------------------------
                                            Name:   James A. Conroy
                                            Title:  Board Member


                                            James A. Conroy
                                            -------------------------------
                                            INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996 , by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Michael
D. Hofmann (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                     PARACELSUS HEALTHCARE CORPORATION

                                     By: \s\ MICHAEL D. HOFMANN
                                         -------------------------------
                                         Name:   Michael D. Hofmann
                                         Title:  Board Member


                                         Michael D. Hofmann
                                         -------------------------------
                                         INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996 , by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Christian
A. Lange (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                      PARACELSUS HEALTHCARE CORPORATION

                                      By: \s\ CHRISTIAN R. LANGE
                                          -------------------------------
                                          Name:   Christian R. Lange
                                          Title:  Board Member


                                          Christian R. Lange
                                          -------------------------------
                                          INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and James T. Rush (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                      PARACELSUS HEALTHCARE CORPORATION

                                      By: \s\ JAMES T. RUSH
                                          -------------------------------
                                          Name:   James T. Rush
                                          Title:  Board Member


                                          James T. Rush
                                          -------------------------------
                                          INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and W. Warren Wilkey (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                    PARACELSUS HEALTHCARE CORPORATION

                                    By: \s\ W. WARREN WILKEY
                                        -------------------------------
                                        Name:   W. Warren Wilkey
                                        Title:  Sr. Vice Pres., Operations


                                        W. Warren Wilkey
                                        -------------------------------
                                        INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and R.J. Messenger (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

     (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

     (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

     (iii)   the shareholders of the Company; or

     (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the

Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                            PARACELSUS HEALTHCARE CORPORATION

                                            By: \s\ R.J. MESSENGER
                                                -------------------------------
                                                Name:   R. J. Messenger
                                                Title:  Chief Executive Officer


                                                R. J. Messenger
                                                -------------------------------
                                                INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Ronald R. Patterson (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

          (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

'


     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

         Paracelsus Healthcare Corporation
         515 West Greens Road, Suite 800
         Houston, TX  77067
         Attention: Robert C. Joyner
                    Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                       PARACELSUS HEALTHCARE CORPORATION

                                       By: \s\ RONALD R. PATTERSON
                                           -------------------------------
                                           Name:   Ronald R. Patterson
                                           Title:  Executive Vice President,
                                           Pres. Healthcare Operations


                                           Ronald R. Patterson
                                           -------------------------------
                                           INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and James G. VanDevender (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                    PARACELSUS HEALTHCARE CORPORATION

                                    By: \s\ JAMES G. VANDEVENDER
                                        -------------------------------
                                        Name:   James G. VanDevender
                                        Title:  Exec Vice President/CFO


                                        James G. VanDevender
                                        -------------------------------
                                        INDEMNITEE

INDEMNITY AND INSURANCE COVERAGE AGREEMENT

     This Indemnity and Insurance Coverage Agreement ("Indemnity Agreement") is made and entered into as of August 16, 1996, by and between Paracelsus Healthcare Corporation, a California corporation (the "Company"), and Charles
R. Miller (the "Indemnitee").

     WHEREAS, Indemnitee is currently serving or will serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to serve in such capacity or capacities;

     WHEREAS, the Restated Articles of Incorporation (the "Restated Articles of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify the directors of the Company against liability for monetary damages, in the manner and to the fullest extent permitted under California law;

     WHEREAS, the Restated Articles of Incorporation and the Bylaws authorize the Company to Indemnify the officers, employees or other agents of the Company to the fullest extent permitted under California law;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise if the Company fails to use its authority under the Restated Articles of Incorporation and the Bylaws of the Company to indemnify him or her to the fullest extent permitted under California law;

     WHEREAS, Section 317(g) of the General Corporation Law of California ("GCLC") expressly recognizes that the indemnification provisions of the GCLC are not exclusive of any other rights to which a corporate director, officer or employee (including a director, officer or employee of a predecessor corporation) seeking indemnification may be entitled under the Restated Articles of Incorporation or Bylaws of the Company, provided that the Restated Articles of Incorporation or Bylaws state that the GCLC indemnification provisions are not exclusive;

     WHEREAS, the Bylaws expressly recognize that the indemnification provisions of the Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise and this Indemnity Agreement is being entered into pursuant to the Restated Articles of Incorporation and Bylaws as permitted by the GCLC, and as authorized by the stockholders of the Company.

     WHEREAS, the Company, in order to induce Indemnitee to serve as director, officer, employee, trustee and/or agent, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to serve in such capacity;

     WHEREAS, Section 207(f) of the GCLC expressly recognizes that the Company may indemnify and purchase and maintain insurance on behalf of any fiduciary of an employee benefit plan of the Company; and

     WHEREAS, Section 317(i) of the GCLC expressly recognizes that the Company can purchase on behalf of its directors, officers and employees (including directors, officers and employees of a predecessor corporation) indemnity insurance covering acts for which the Company cannot indemnify such directors, officers and employees;

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. Definitions. The following terms, as used herein, shall have the following meanings:

     (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee (including any claim, action, suit or proceeding brought by the Company or the shareholders of the Company) based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof):

     (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

           (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

           (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

           (iii)   the shareholders of the Company; or

           (iv) a court or administrative tribunal of competent jurisdiction in a final, nonappealable adjudication.

     (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, reasonable costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. Indemnification. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments provided that:

     (a) a Determination has been made that, in connection with a covered claim, the Indemnitee acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful;

     (b) Indemnitee shall not already have received payment on account of such Payments; and

     (c)   such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification pursuant to Section 5 hereof or advancement of expenses pursuant to Section 3 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Company. Further, the Company shall have no obligation to indemnify Indemnitee under this

Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld.

     Section 3.  Advancements of Costs and Expenses.

     All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating any covered claim shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, provided, that, prior to the payment of any advances pursuant to this Section 3, Indemnitee shall undertake, in a manner reasonably acceptable to the Company and its counsel, to repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3 if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

     Section 4.  Indemnification Procedure.

     (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 10 hereof.

     (b) The Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all reasonably necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

     (c) The Company shall be entitled to assume the defense of any Covered Claim with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election to do so. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

     (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and

     (ii) the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized in writing by the Company and has not subsequently been revoked, (bb) counsel for Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and has provided the Company with written notice of such conclusion (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or (cc) the Company shall not have provided Indemnitee with written notice that it has employed counsel to assume the defense of such action, suit or proceeding within forty-five (45) days of the date on which the Indemnitee provided the Company with the Notice required under Section 10.

     (d) All payments on account of the Company's advancement obligations under Section 3 of this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor and the undertaking of Indemnitee contemplated by Section 3. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within ninety (90) days of the Company's receipt of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 5. Enforcement of Indemnification; Burden of Proof. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 4(d) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 6. Partial Indemnification. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payment to which the Indemnitee is entitled.

     Section 7. Employee Benefit Plans. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3 hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in, or not opposed to, the best interests of the Company."

     Section 8. Rights Not Exclusive. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 9. Subrogation. In the event of payment under this Indemnity Agreement by or on behalf of the Company, Indemnitee shall subrogate to the Company his or her rights of recovery to the extent of the Company's payment. Indemnitee shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 10. Notice of Claim. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement, provided, however, that the Indemnitee's right to indemnification hereunder shall not be forfeited if the Indemnitee's failure to provide the notice required under this Section 10 does not materially prejudice the Company. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon
(a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or (c) the expiration of five business days after the day when received by certified or registered mail, postage prepaid, addressed as follows (or at such other address as the parties hereto shall specify by like notice):

     If to Indemnitee:

          ----------------------------
          ----------------------------
          ----------------------------

     with a copy to:

          ----------------------------
          ----------------------------
          ----------------------------

     If to the Company:

          Paracelsus Healthcare Corporation
          515 West Greens Road, Suite 800
          Houston, TX  77067
          Attention: Robert C. Joyner
                     Vice President and General Counsel

     with a copy to:

          Skadden, Arps, Slate, Meagher & Flom
          300 South Grand Avenue, Suite 3400
          Los Angeles, California  90071
          Attention: Thomas C. Janson, Jr.
          Telecopier No.: (213) 687-5600

     Section 11. Provision of Insurance Coverage. The Company shall provide the Indemnitee with insurance covering all Payments no less than $10 million for any single Covered Claim that would be required to be indemnified by the Company under this Agreement without regard to the limitations on the Company's ability to indemnify the Indemnitee under the Employee Retirement Income Security Act of 1974, as amended, or other applicable law, provided such insurance is available on commercially reasonable terms and shall be equal to that provided by the Company to similarly situated individuals.

     Section 12. Choice of Law. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of incorporation of the Company.

     Section 13. Jurisdiction. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of incorporation of the Company for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement as between each other, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of incorporation of the Company.

     Section 14. Coverage. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 15. Attorneys' Fees. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the Company shall, consistent with Section 4(d), bear the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the Indemnitee within ninety (90) days of presentation of documentation supporting such expenses.

     Section 16. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     Section 17. Successors and Assigns. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 18. Descriptive Headings. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 19. Counterparts. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 20. Amendment. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.

     Section 21. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY (INCLUDING ANY HOLDER OF VOTING SECURITIES OF PARACELSUS) ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.

     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity Agreement as of the day and year first above written.

                                     PARACELSUS HEALTHCARE CORPORATION

                                     By: \s\ CHARLES R. MILLER
                                         -------------------------------
                                         Name:   Charles R. Miller
                                         Title:  President/COO


                                         Charles R. Miller
                                         -------------------------------
                                         INDEMNITEE